New York, New York
                                                     March 4, 1996




LM Capital Investments, Inc.
152 West 57th Street
New York, NY  10019


                  Re:      LM Capital Investments, Inc.


Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.




                                        Very truly yours,


                                        /s/ Kramer, Levin, Naftalis, Nessen
                                        Kamin & Frankel